UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 4, 2020 (March 3, 2020)	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC
Series A Junior Participating Cumulative Preferred Stock, par value $0.10 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director
On March 3, 2020, the Board of Directors (the "Board") of Comtech Telecommunications Corp. (the "Company"), appointed Lisa Lesavoy to serve as a director.

The size of the Board was increased to seven members in connection with the appointment, which was immediate. Ms. Lesavoy was appointed to the class of directors whose term of office expires at the fiscal 2020 annual meeting of the stockholders of the Company, and it is anticipated that she will stand for election by the stockholders at that meeting. Ms. Lesavoy was also appointed to serve on the Board’s Executive Compensation Committee and Audit Committee.

Ms. Lesavoy is the owner of Lesavoy Financial Perspectives, Inc., a New York City based financial counseling firm which she founded in September of 1990. Previously, Ms. Lesavoy served as Senior Financial Advisor for E.F. Hutton's, and subsequently Shearson Lehman Brothers', Personal Financial Planning Division, where she was a First Vice President and responsible for the Division’s financial counseling services on the East Coast. Ms. Lesavoy has been a member of the New York State Bar since 1985.

Ms. Lesavoy was not selected as a director pursuant to any arrangement or understanding between her and any other person and there are no related party transactions between the Company and Ms. Lesavoy. She will receive compensation for her service on the Board in accordance with the standard compensatory arrangement described in the Company’s proxy statement filed on November 15, 2019 for non-employee directors, pro-rated for service until the end of the current fiscal year. In connection with her appointment, Ms. Lesavoy and the Company will enter into an Indemnification Agreement in the same form as the Form of Indemnification Agreement which was previously filed as Exhibit Number 10.1 to Company’s Form 8-K filed on March 8, 2007.

A copy of the Company’s press release announcing the appointment of Ms. Lesavoy to the Board is attached as Exhibit 99.1 to this Form 8-K

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated March 4, 2020, announcing the appointment of a director.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    March 4, 2020

By:	/s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer